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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2004


                            TRINITY INDUSTRIES, INC.


        DELAWARE                1-6903                     75-0225040
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


       2525 STEMMONS FREEWAY, DALLAS, TEXAS                75207-2401
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 631-4420


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ITEM 9.  REGULATION FD DISCLOSURE

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is furnished pursuant to both Item 9 and Item 12.

         The Registrant hereby furnishes the information set forth in its News Release, dated February 25, 2004 announcing 2003 results, a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On February 26, 2004 the Registrant held a conference call and web cast with respect to its financial results for 2003. The conference call scripts of Neil O. Shoop, Treasurer, John L. Adams, Executive Vice President, Timothy R. Wallace, Chairman, President and Chief Executive Officer, and Jim S. Ivy, Senior Vice President and Chief Financial Officer are furnished as exhibits 99.2, 99.3, 99.4, and 99.5 respectively, and incorporated herein by reference.

         In addition, the Registrant hereby furnishes the information set forth in its News Release, dated February 26, 2004 announcing an agreement with The Burlington Northern and Santa Fe Railway Company to build 6,000 high capacity hopper railcars over the next four years, a copy of which is furnished as exhibit 99.6 and incorporated herein by reference.

         This information is not "filed" pursuant to the Securities and Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submissions of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRINITY INDUSTRIES, INC.

                                           By:  /s/ Michael G. Fortado
                                                --------------------------------

                                                    Michael G. Fortado
                                                    Vice President and Secretary



Date:  February 26, 2004



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EXHIBIT INDEX


Exhibit No.                Description of Exhibit
-----------                ----------------------
Exhibit 99.1               News Release of Registrant dated February 25, 2004
                           with respect to the financial results for the fourth
                           quarter of 2003.

Exhibit 99.2               Conference call script of February 26, 2004 of Neil
                           O. Shoop, Treasurer.

Exhibit 99.3               Conference call script of February 26, 2004 of John
                           L. Adams, Executive Vice President.

Exhibit 99.4               Conference call script of February 26, 2004 of
                           Timothy R. Wallace, Chairman, President and Chief
                           Executive Officer.

Exhibit 99.5               Conference call script of February 26, 2004 of Jim S.
                           Ivy, Senior Vice President and Chief Financial
                           Officer.

Exhibit 99.6 News Release of Registrant dated February 26, 2004 with respect to an agreement with The Burlington
                           Northern and Santa Fe Railway Company to build 6,000 high capacity covered hopper railcars.